Consolidated Balance Sheets (parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Consolidated Balance Sheets [Abstract]
Held-to-maturity Securities, Fair Value	$ 177	$ 177
Financing Receivable, Allowance for Credit Losses	$ 5,708	$ 5,502
Common Stock, Par or Stated Value Per Share	$ 0.10	$ 0.10
Common Stock, Shares Authorized	10,000,000	10,000,000
Common Stock, Shares, Issued	3,708,718	3,371,849
Treasury Stock, Shares	64,628	75,426